UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          May 15, 1998 (March 31, 1997)
                Date of Report (Date of Earliest event Reported)

                           Commission file No. 1-5439


                             DEL LABORATORIES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                              13-1953103
--------                                              ----------
(State or other jurisdiction of                       (I.R.S. Employer)
incorporation or organization)                        Identification No.)


                     178 EAB Plaza Uniondale, New York 11556
                     ---------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (516) 844-2020

Item 5. Other Events.

      Del Laboratories, Inc. announced today the restatement of its previously issued financial results for each of the first and second quarters of the year ended December 31, 1997. This information is more fully set forth in the press release filed as an Exhibit hereto.



Item 7.  Financial Statements and Exhibits

      The following exhibits are filed with this report:

Exhibit No.                   Description
-----------                   -----------

 99 (a)                       Press release of Del Laboratories,
                              Inc. dated May 15, 1998

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DEL LABORATORIES, INC.



                                    /s/ Dan K. Wassong
                                    ---------------------------------
                                    Chairman of the Board, President
                                    and Chief Executive Officer